NOTICE OF GUARANTEED DELIVERY

For Shares of Common Stock of

TCW Strategic Income Fund, Inc.

Subscribed for under the Primary Subscription Right

and Pursuant to the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated February 19, 2026, and the accompanying Prospectus, dated January 5, 2026 (together, the “Prospectus”), this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Fund’s shares of common stock, par value $0.01 per share (the “Common Stock”), subscribed for under the primary subscription right and pursuant to the over-subscription privilege. Such form may be delivered by email, overnight courier, express mail or first class mail to the Subscription Agent and must be received prior to 5:00 p.m., Eastern time, on March 18, 2026, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the Offer set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meaning attributed to them in the Prospectus.

The Subscription Agent is:

Equiniti Trust Company, LLC

By First Class Mail	By Express Mail or Overnight Courier:

TCW Strategic Income Fund, Inc. c/o Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite #101 Mendota Heights, MN 55120 Attn: Reorganization Department	TCW Strategic Income Fund, Inc. c/o Equiniti Trust Company, LLC 1110 Centre Pointe Curve, Suite #101 Mendota Heights, MN 55120 Attn: Reorganization Department

For information call the Information Agent, EQ Fund Solutions, LLC: (877) 283-0323.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange (the “NYSE”) member firm or bank or trust company which completes this form must communicate this guarantee and the number of shares of Common Stock subscribed for in connection with this guarantee (separately disclosed as to the primary subscription right and the over-subscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., Eastern time, on the Expiration Date, guaranteeing delivery of a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the first business day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights.

GUARANTEE

The undersigned, a member firm of the NYSE or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern time, on the first business day after the Expiration Date (March 18, 2026), unless extended as described in the Prospectus, of a properly completed and executed Subscription Certificate, as subscription for such shares of Common Stock is indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).

TCW STRATEGIC INCOME FUND, INC.	Broker Assigned Control #_______

1. Primary Subscription	Number of Rights to be exercised	Number of shares of Common Stock under the primary subscription right requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with the shares of Common Stock subscribed for under the primary subscription right

	__________ Rights	__________ Shares of Common Stock (Rights ÷ by 3)	$

2. Over-Subscription		Number of shares of Common Stock requested pursuant to the over-subscription privilege	Payment to be made in connection with the shares of Common Stock requested pursuant to the over-subscription privilege

		__________ shares of Common Stock:	$

3. Totals	Total number of Rights to be delivered	Total number of shares of Common Stock subscribed for and/or requested

	__________ Rights	Shares of Common Stock:	$ Total Payment

Method of delivery of the Notice of Guaranteed Delivery (circle one)

A.	Through DTC
B.	Direct to Equiniti Trust Company, LLC, as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm	Authorized Signature

DTC Participant Number	Title

Address	Name (Please Type or Print)

Zip Code	Phone Number

Contact Name	Date

BENEFICIAL OWNER LISTING CERTIFICATION

TCW Strategic Income Fund, Inc.

The undersigned, a bank, broker or other nominee holder of Rights (“Rights”) to purchase shares of common stock, $0.01 par value per share (the “Common Stock”), of TCW Strategic Income Fund, Inc. (the “Fund”) pursuant to the rights offering (the “Offer”) described and provided for in the Fund’s Prospectus Supplement, dated February 19, 2026, and the accompanying Prospectus, dated January 5, 2026 (together, the “Prospectus”), hereby certifies to the Fund and to Equiniti Trust Company, LLC, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the primary subscription right (as specified in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the over-subscription privilege (as described in the Prospectus, in the amount set forth in the third column of such line).

Number of shares of Common Stock owned as of the Record Date	Number of Rights exercised pursuant to the primary subscription right	Number of Shares of Common Stock requested pursuant to the over- subscription privilege

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Name of Nominee Holder
By:
Name:
Title:
Dated:	, 2026

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number

Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address